THE
                                    GANNETT
                                    WELSH &
                                     KOTLER
                                     FUNDS

                                GW&K Equity Fund

                         GW&K Government Securities Fund

                               Semi-Annual Report
                                 March 31, 1997
                                   (Unaudited)

LETTER FROM THE PRESIDENT                                         MAY 22, 1997
==============================================================================
Dear Shareholders:

We welcome you to the Gannett Welsh & Kotler Mutual Fund Family. It is with great pride and a commitment to excellence that our company takes on this new responsibility. With the experience gained from managing individual accounts, we have successfully built a firm that currently has assets under management of $1.7 billion; we clearly understand our responsibilities to you our client.

We welcome your comments and hope to enjoy a long and mutually rewarding relationship with you.

Best regards,

Harold G. Kotler, CFA
President

LETTER TO SHAREHOLDERS                                            MAY 22, 1997
==============================================================================

Dear Shareholders,

We are pleased to send you the first semi-annual report for the GW&K Equity Fund for the period since the initial public offering, December 10, 1996, through March 31, 1997.

From the $19.1 million in assets transferred from the GW&K Equity Fund L.P.
in December 1996, assets have grown to $23.6 million as of March 31, 1997. From less than 100, we now have over 200 shareholders. We thank you for your support and pledge to continue the same investment course that produced the LP's favorable five-year record.

Our approach emphasizes individual stock selection and a diversified portfolio. The portfolio holds companies that exhibit both growth and value characteristics. We also diversify by the size of the companies in which we invest. Approximately half the portfolio is invested in large capitalization issues such as Merck & Co. and Sears, Roebuck & Co. We believe these holdings will provide relatively steady returns. The remainder of the portfolio is invested in small and medium capitalization companies, such as Cognex Corp., DeVry, Inc. and AES Corp. While performance from these stocks may be expected to be more volatile, we expect the long-term performance to remain distinctly superior, as it has in the past.

Much has been written recently about the unusually wide difference in return between the smaller, less well known stocks, as measured by the Russell 2000 Index, and the larger stocks which dominate the Standard & Poor's 500 Index. A recent Wall Street Journal article revealed that for the 12 months ending April 30, 1997, the Russell 2000 Index gained less than 1% while the S&P 500 Index was up over 25%, a "staggering" difference.

While being able to time such differences would be ideal, any attempt to manage with a "philosophy of the moment" would only bring added risk and costs with little chance of success. History provides ample evidence that portfolios as diversified as the Fund, with well-selected stocks, have the right ingredients for good results.

Sincerely,

Edward B. White
GW&K Equity Fund
Portfolio Manager

LETTER TO SHAREHOLDERS                                            MAY 22, 1997
==============================================================================

Dear Shareholders,

We are pleased to report for the first time on the performance and status of the GW&K Government Securities Fund. Since its initial public offering on December 16, 1996 through March 31, 1997, the end of its first fiscal semi-annual period, total assets grew to $21.4 million. The total rate of return for the Fund during this same time period was 3.05%. This performance compares favorably with market indices. For purposes of comparison, we have calculated performance for the quarter ended March 31, 1997 below:
                                                              Total Return
         GW&K Government Securities Fund                          1.63%
         Lehman Brothers Intermediate Government Index            (.02)%
         Lipper Analytic Services - Average GNMA Mutual Fund      (.26)%

The interest rate backdrop for these performance values was one of rising rates along the yield curve. Remember that the Federal Reserve Board increased the Fed Funds target rate by 25 basis points in March. In light of this weakening bond market, the Fund posted positive performance as a result of the high-income streams associated with the premium coupon securities within the Fund and the relative strength of the seasoned premium mortgage-backed sector.

The GW&K Government Securities Fund is invested 100% in government issued premium mortgage-backed securities. A typical weighted average life for an individual pool is 4.5 years. The average coupon within the Fund is greater than 10%. Despite the high coupons associated with the securities, prepayment rates are moderate due to the seasoning of the underlying mortgages.

We will continue to search for value within the seasoned premium mortgage-backed sector through careful analysis of the pools that we purchase. We will also closely monitor the spread levels of these securities. This sector of the mortgage-backed market is sensitive to changes in yield curve volatility. Should long-term interest rates move over the 7% level for a sustained period of time, spreads could begin to widen. Based on our view of the economy and interest rates we do not predict a sustained upward movement and will remain 100% committed to the sector.

Sincerely,

Jeanne M. Skettino
GW&K Government Fund
Portfolio Manager


THE GANNETT WELSH & KOTLER FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
March 31, 1997 (Unaudited)
===========================================================================================================
                                                                                              GW&K
                                                                               GW&K        GOVERNMENT
                                                                              EQUITY       SECURITIES
                                                                               FUND           FUND
-----------------------------------------------------------------------------------------------------------


ASSETS
Investments in securities:
   At amortized cost ....................................................   $18,185,964   $21,092,301
                                                                            ===========   ===========

   At value (Note 2) ....................................................   $23,487,352   $21,094,821
Cash ....................................................................        96,855        78,683
Receivable for principal paydowns .......................................          --          40,583
Receivable for capital shares sold ......................................        53,581            83
Dividends and interest receivable .......................................        34,881       192,055
Organization expenses, net (Note 2) .....................................        31,267        31,267
Other assets ............................................................        11,710        10,948
                                                                            -----------   -----------
   TOTAL ASSETS .........................................................    23,715,646    21,448,440
                                                                            -----------   -----------

LIABILITIES
Payable for capital shares redeemed .....................................        68,000          --
Dividends payable to shareholders .......................................          --          24,062
Payable to Adviser (Note 4) .............................................        10,710         8,694
Other accrued expenses and liabilities ..................................        40,941        49,001
                                                                            -----------   -----------
   TOTAL LIABILITIES ....................................................       119,651        81,757
                                                                            -----------   -----------

NET ASSETS ..............................................................   $23,595,995   $21,366,683
                                                                            ===========   ===========

Net assets consist of:
Paid-in capital .........................................................   $17,989,585   $21,323,840
Undistributed net investment income .....................................        39,904          --
Accumulated net realized gains from security transactions ...............       265,118        40,323
Net unrealized appreciation on investments (Note 1) .....................     5,301,388         2,520
                                                                            -----------   -----------
Net assets ..............................................................   $23,595,995   $21,366,683
                                                                            ===========   ===========

Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value) ...........................     2,400,756     2,115,267
                                                                            ===========   ===========

Net asset value, offering price and redemption price per share (Note 2) .   $      9.83   $     10.10
                                                                            ===========   ===========

See accompanying notes to financial statements.


THE GANNETT WELSH & KOTLER FUNDS
STATEMENTS OF OPERATIONS
For the Period Ended March 31, 1997(A) (Unaudited)
===============================================================================================
                                                                                       GW&K
                                                                          GW&K       GOVERNMENT
                                                                         EQUITY      SECURITIES
                                                                          FUND          FUND
-----------------------------------------------------------------------------------------------


INVESTMENT INCOME
   Dividends .......................................................   $ 107,181    $    --
   Interest ........................................................      17,416      338,874
                                                                       ---------    ---------
     TOTAL INVESTMENT INCOME .......................................     124,597      338,874
                                                                       ---------    ---------

EXPENSES
   Investment management fees (Note 4) .............................      67,755       32,319
   Pricing fees ....................................................         398        7,500
   Reports to shareholders .........................................       3,755        3,707
   Registration fees ...............................................       3,343        3,292
   Accounting services fees (Note 4) ...............................       4,000        2,000
   Administrative services fees (Note 4) ...........................       3,992        1,750
   Custodian fees ..................................................       2,900        2,500
   Postage and supplies ............................................       2,038        3,303
   Trustees' fees and expenses .....................................       2,279        2,279
   Amortization of organization expenses (Note 2) ..................       2,233        2,233
   Transfer agent fees (Note 4) ....................................       2,000        1,000
                                                                       ---------    ---------
     TOTAL EXPENSES ................................................      94,693       61,883
   Fees waived by the Adviser (Note 4) .............................     (10,000)     (23,625)
                                                                       ---------    ---------
     NET EXPENSES ..................................................      84,693       38,258
                                                                       ---------    ---------

NET INVESTMENT INCOME ..............................................      39,904      300,616
                                                                       ---------    ---------

REALIZED AND UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS
   Net realized gains from security transactions ...................     265,118       40,323
   Net change in unrealized appreciation/depreciation on investments    (917,495)       2,520
                                                                       ---------    ---------

NET REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS .........................................    (652,377)      42,843
                                                                       ---------    ---------

NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS .................................................   $(612,473)   $ 343,459
                                                                       =========    =========

(A) Represents the period from the start of operations (October 17, 1996) through March 31, 1997.

See accompanying notes to financial statements.


THE GANNETT WELSH & KOTLER FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
For the Period Ended March 31, 1997(A) (Unaudited)
===========================================================================================================
                                                                                                    GW&K
                                                                                  GW&K           GOVERNMENT
                                                                                 EQUITY          SECURITIES
                                                                                  FUND              FUND
-----------------------------------------------------------------------------------------------------------


FROM OPERATIONS:
   Net investment income.................................................    $      39,904     $     300,616
   Net realized gains from security transactions.........................          265,118            40,323
   Net change in unrealized appreciation/
        depreciation on investments......................................         (917,495)            2,520
                                                                            ---------------   ---------------
Net increase (decrease) in net assets from operations....................         (612,473)          343,459
                                                                            ---------------   ---------------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income..................................               --           (300,616)
                                                                            ---------------   ---------------
Decrease in net assets from distributions to shareholders................               --           (300,616)
                                                                            ---------------   ---------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold.............................................       24,378,821        21,533,683
   Net asset value of shares issued in
     reinvestment of distributions to shareholders.......................               --           159,944
   Payments for shares redeemed..........................................         (170,353)         (369,787)
                                                                            ---------------   ---------------
Net increase in net assets from capital share transactions...............       24,208,468        21,323,840
                                                                            ---------------   ---------------

TOTAL INCREASE IN NET ASSETS ............................................       23,595,995        21,366,683

NET ASSETS:
   Beginning of period...................................................               --                --
                                                                            ---------------   ---------------
   End of period.........................................................    $  23,595,995     $  21,366,683
                                                                            ===============   ===============

UNDISTRIBUTED NET INVESTMENT INCOME .....................................    $      39,904     $          --
                                                                            ===============   ===============

NUMBER OF SHARES:
   Sold..................................................................        2,417,491         2,135,936
   Reinvested............................................................               --            15,795
   Redeemed..............................................................          (16,735)          (36,464)
                                                                            ---------------   ---------------
   Net increase in shares outstanding....................................        2,400,756         2,115,267
   Shares outstanding, beginning of period...............................               --                --
                                                                            ---------------   ---------------
   Shares outstanding, end of period.....................................        2,400,756         2,115,267
                                                                            ===============   ===============

(A) Represents the period from the start of operations (October 17, 1996) through March 31, 1997.

See accompanying notes to financial statements.


THE GANNETT WELSH & KOTLER FUNDS
FINANCIAL HIGHLIGHTS
For the Periods Ended March 31, 1997(A) (Unaudited)
===========================================================================================
                                                                                    GW&K
                                                                      GW&K        GOVERNMENT
                                                                    EQUITY        SECURITIES
                                                                      FUND          FUND
--------------------------------------------------------------------------------------------


PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

   Net asset value at beginning of period ....................   $       10.00   $    10.00
                                                                 -------------   ----------

   Income from investment operations:
     Net investment income ...................................            0.02         0.20
     Net realized and unrealized gains (losses) on investments           (0.19)        0.10
                                                                 -------------   ----------
   Total from investment operations ..........................           (0.17)        0.30
                                                                 -------------   ----------

   Less distributions:
     Dividends from net investment income ....................            --          (0.20)
                                                                 -------------   ----------
   Total distributions .......................................            --          (0.20)
                                                                 -------------   ----------

   Net asset value at end of period ..........................   $        9.83   $    10.10
                                                                 =============   ==========

RATIOS AND SUPPLEMENTAL DATA:

   Total return (not annualized) .............................          (1.70)%       3.05%
                                                                 =============   ==========

   Net assets at end of period (000's) .......................   $      23,596  $    21,367
                                                                 =============   ==========

   Ratio of expenses to average net assets(B) ................         1.25%(C)     0.88%(C)

   Ratio of net investment income to average net assets ......         0.59%(C)     6.93%(C)

   Portfolio turnover rate ...................................           24%(C)       84%(C)

   Average commission rate per share .........................   $      0.0821   $      --

(A) Represents the period from the initial public offering of shares (December 10, 1996 for the GW&K Equity Fund and December 16, 1996 for the GW&K Government Securities Fund) through March 31, 1997.

(B) Absent fee waivers by the Adviser, the ratios of expenses to average net assets would have been 1.39%(C) and 1.43%(C) for the GW&K Equity Fund and the GW&K Government Securities Fund, respectively, for the periods from the initial public offering of shares through March 31, 1997.

(C) Annualized.

See accompanying notes to financial statements.


NOTES TO FINANCIAL STATEMENTS
March 31, 1997 (Unaudited)
==============================================================================

1.   ORGANIZATION
The GW&K Equity Fund and the GW&K Government Securities Fund (collectively, the Funds) are each a diversified series of shares of The Gannett Welsh & Kotler Funds (the Trust). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust was established as a Massachusetts business trust under a Declaration of Trust dated April 24, 1996. The Declaration of Trust, as amended, permits the Trustees to issue an unlimited number of shares of each Fund.

The GW&K Equity Fund seeks long-term total return, from a combination of capital growth and growth of income, by investing in a diversified portfolio of equity securities.

The GW&K Government Securities Fund seeks total return, through both income and capital appreciation. The Fund invests primarily in obligations issued or guaranteed as to principal and interest by the United States government, its agencies or instrumentalities.

The Trust commenced operations on October 17, 1996, when shares of each Fund were issued at $10.00 per share to affiliates of Gannett Welsh & Kotler, Inc., the Funds' investment adviser, in order to provide the initial capitalization of the Trust.

On December 10, 1996, the GW&K Equity Fund, prior to offering shares to the public, exchanged its shares for portfolio securities of GW&K Equity Fund, L.P. (the Partnership) as part of a tax-free reorganization of the Partnership. The GW&K Equity Fund acquired the securities of the Partnership at the Partnership's cost basis and holding periods, thus resulting in the acquisition of securities with unrealized appreciation of $6,218,883 as of December 10, 1996. The exchange transaction may result in adverse tax consequences to shareholders acquiring Fund shares subsequent to the exchange transaction, since the sale of these appreciated securities would result in realized capital gains to the Fund which would be distributed to all shareholders of the Fund during future operating periods. Subsequent to the exchange transaction, the Fund began the initial public offering of shares.

The GW&K Government Securities Fund began its initial public offering of shares on December 16, 1996.

2.   SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the Funds' significant accounting policies:

Security valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (currently 4:00 p.m., Eastern time). U.S. Government obligations and mortgage-backed securities are generally valued at their most recent bid price as obtained from one or more of the major market makers for such securities or are valued based on estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Portfolio securities traded on stock exchanges and securities traded in the over-the-counter market are valued at the last sales price as of the close of business on the day the securities are being valued. Securities not traded on a particular day, or for which the last sale price is not readily available, are valued at the closing bid price quoted by brokers that make markets in the securities. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering and redemption price per share of each Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations which approximate generally accepted accounting principles.

Distributions to shareholders -- Dividends arising from net investment income are declared daily and paid on the last business day of each month to shareholders of the GW&K Government Securities Fund. Dividends arising from net investment income, if any, are declared and paid annually to shareholders of the GW&K Equity Fund. With respect to each Fund, net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Securities transactions -- Security transactions are accounted for on the trade date. Securities sold are valued on a specific identification basis.

Securities traded on a to-be-announced basis -- The GW&K Government Securities Fund frequently trades portfolio securities on a to-be-announced (TBA) basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount in mortgage-backed securities transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities. When effecting such transactions, assets of a dollar amount sufficient to make payment for the portfolio securities to be purchased are placed in a segregated account on the trade date.

Organizational expenses -- Expenses of organization, net of certain expenses paid by the Adviser, have been capitalized and are being amortized on a straight-line basis over five years.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes is made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments as of March 31, 1997:


---------------------------------------------------------------------------
                                                                  GW&K
                                                GW&K           GOVERNMENT
                                               EQUITY          SECURITIES
                                                FUND              FUND
---------------------------------------------------------------------------


Gross unrealized appreciation..........    $   6,210,823     $      92,640
Gross unrealized depreciation..........         (909,435)          (90,120)
                                          ---------------   ---------------

Net unrealized appreciation............    $   5,301,388     $       2,520
                                          ===============   ===============

Federal income tax cost................    $  18,185,964     $  21,092,301
                                          ===============   ===============


3.   INVESTMENT TRANSACTIONS
Investment transactions (excluding short-term investments) were as follows for the period ended March 31, 1997:


----------------------------------------------------------------------------------------------------
                                                                                           GW&K
                                                                         GW&K           GOVERNMENT
                                                                        EQUITY          SECURITIES
                                                                         FUND              FUND
-----------------------------------------------------------------------------------------------------


Purchases of investment securities..............................    $   7,085,968     $  24,332,365
                                                                   ===============   ===============

Proceeds from sales and maturities of investment securities.....    $   1,592,357     $   3,825,136
                                                                   ===============   ===============
-----------------------------------------------------------------------------------------------------


4.   TRANSACTIONS WITH AFFILIATES
The President and the Treasurer of the Trust are also principals of Gannett Welsh & Kotler, Inc. (the Adviser), the Trust's investment adviser. Certain other officers of the Trust are also officers of Countrywide Fund Services, Inc.
(CFS), the Trust's administrative services agent, transfer agent and shareholder service agent, and accounting services agent.

MANAGEMENT AGREEMENTS
Each Fund's investments are managed by the Adviser under the terms of a Management Agreement. Under the terms of the Management Agreement, each Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of the GW&K Equity Fund and 0.75% of the average daily net assets of the GW&K Government Securities Fund.

In order to reduce the operating expenses of the GW&K Equity Fund and the GW&K Government Securities Fund for the period ended March 31, 1997, the Adviser voluntarily waived advisory fees of $10,000 and $23,625, respectively.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement with the Trust, CFS supplies executive and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. For these services, each Fund pays CFS a fee, payable monthly, at the annual rate of .10% of the average value of its daily net assets up to $100,000,000, .075% of such assets from $100,000,000 to $200,000,000; and .05%
of such assets in excess of $200,000,000; provided, however, that the minimum fee is $1,000 per month for each Fund.

TRANSFER AGENT AND SHAREHOLDER SERVICE AGREEMENT
Under the terms of the Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement with the Trust, CFS maintains the records for each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, CFS receives a monthly fee at an annual rate of $17.00 per shareholder account from the Equity Fund and $21.00 per shareholder account from the GW&K Government Securities Fund, subject to a $1,000 minimum monthly fee for each Fund. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of the Accounting Services Agreement with the Trust, CFS calculates the daily net asset value per share and maintains the financial books and records of each Fund. For these services, CFS receives a monthly fee of $2,000 from each Fund. In addition, each Fund pays certain out-of-pocket expenses incurred by CFS in obtaining valuations of such Fund's portfolio securities.


GW&K EQUITY FUND
SCHEDULE OF INVESTMENTS
March 31, 1997 (Unaudited)
============================================================================================================
                                                                                                    MARKET
    SHARES     COMMON STOCK -- 97.5%                                                                  VALUE
------------------------------------------------------------------------------------------------------------


               CONSUMER, NON-CYCLICAL -- 18.5%
       30,000  CareMatrix Corp.* .............................................................   $   551,250
       27,000  Chiron Corp.* .................................................................       502,875
       15,000  EntreMed, Inc.* ...............................................................       191,250
        8,000  General Mills, Inc.............................................................       497,000
       12,000  HealthCare COMPARE Corp.* .....................................................       487,500
       16,000  HEALTHSOUTH Corp.*.............................................................       306,000
        4,400  Merck & Co., Inc...............................................................       370,700
       10,000  Panamerican Beverages, Inc.....................................................       536,250
       17,000  PepsiCo, Inc...................................................................       554,625
        4,400  Pfizer, Inc....................................................................       370,150
                                                                                                 ------------
                                                                                                 $ 4,367,600
                                                                                                 ------------
               TECHNOLOGY -- 15.4%
       25,000  Bay Networks, Inc.* ...........................................................   $   446,875
       40,000  Cognex Corp.* .................................................................       760,000
        7,000  Compaq Computer Corp.* ........................................................       536,375
       30,000  Mastech Corp.* ................................................................       483,750
       12,000  Oracle Corp.* .................................................................       462,750
       25,000  SDL, Inc.* ....................................................................       428,125
        9,000  Xerox Corp.....................................................................       511,875
                                                                                                 ------------
                                                                                                 $ 3,629,750
                                                                                                 ------------
               FINANCIAL SERVICES -- 14.1%
       15,000  Capital One Financial Corp.....................................................   $   558,750
        7,368  Cincinnati Financial Corp......................................................       517,602
        4,000  Citicorp.......................................................................       433,000
       32,000  CRIIMI MAE, Inc................................................................       472,000
        3,000  General Re Corp................................................................       474,000
       25,000  Health & Retirement Property Trust.............................................       450,000
        4,500  MBIA, Inc......................................................................       431,437
                                                                                                 ------------
                                                                                                 $ 3,336,789
                                                                                                 ------------
               CONSUMER, CYCLICAL -- 13.0%
       36,000  DeVry, Inc.* ..................................................................   $   792,000
       27,000  Extended Stay America, Inc.* ..................................................       398,250
        8,000  May Department Stores Company* ................................................       364,000
        3,500  Readers Digest Association, Inc. - Class A.....................................       100,625
       10,000  Readers Digest Association, Inc. - Class B.....................................       270,000
        9,000  Sears, Roebuck & Co............................................................       452,250
       30,000  Staffing Resources, Inc.* .....................................................       420,000
       45,000  Standard-Pacific Corp..........................................................       281,250
                                                                                                 ------------
                                                                                                 $ 3,078,375
                                                                                                 ------------


GW&K EQUITY FUND
SCHEDULE OF INVESTMENTS (continued)
============================================================================================================
                                                                                                     MARKET
    SHARES     COMMON STOCK -- 97.5%                                                                  VALUE
------------------------------------------------------------------------------------------------------------


               INDUSTRIAL -- 11.1%
        4,500  Boeing Company.................................................................   $   443,813
       20,000  Dames & Moore, Inc.............................................................       260,000
        4,500  General Electric Co............................................................       446,625
        9,000  General Motors Corp. - Class H.................................................       488,250
       15,000  Republic Industries, Inc.* ....................................................       520,313
       25,000  U.S. Rentals, Inc.* ...........................................................       453,125
                                                                                                 ------------
                                                                                                 $ 2,612,126
                                                                                                 ------------
               ENERGY -- 10.6%
       18,000  AES China Generating Co. Ltd.* ................................................   $   297,000
       10,266  AES Corp. * ...................................................................       574,896
       13,000  Camco International, Inc......................................................        572,000
       15,000  Questar Corp...................................................................       538,125
        3,000  Royal Dutch Petroleum Company..................................................       525,000
                                                                                                 ------------
                                                                                                 $ 2,507,021
                                                                                                 ------------
               UTILITIES -- 9.2%
       13,000  AT&T Corp......................................................................   $   451,750
       12,000  Enron Corp.....................................................................       456,000
       10,000  GTE Corp.......................................................................       466,250
       20,000  Houston Industries, Inc........................................................       417,500
       17,000  WorldCom, Inc.* ...............................................................       374,000
                                                                                                 ------------
                                                                                                 $ 2,165,500
                                                                                                 ------------
               BASIC MATERIALS -- 5.6%
       30,000  Huntco, Inc. - Class A.........................................................   $   363,750
       10,000  Ionics, Inc.* .................................................................       463,750
       40,000  Universal Forest Products, Inc. ...............................................       490,000
                                                                                                 ------------
                                                                                                 $ 1,317,500
                                                                                                 ------------

               TOTAL COMMON STOCK (COST $17,713,273) .........................................   $23,014,661
                                                                                                 ------------


=============================================================================================================
                                                                                                    MARKET
    SHARES     CASH EQUIVALENTS -- 2.0%                                                             VALUE
-------------------------------------------------------------------------------------------------------------


      472,691  Merrimac Cash Fund - Institutional Class (Cost $472,691).......................   $   472,691
                                                                                                 ------------

               TOTAL INVESTMENTS AT VALUE-- 99.5%  (COST $18,185,964) ........................   $23,487,352


               OTHER ASSETS AND LIABILITIES, NET -- 0.5% .....................................       108,643
                                                                                                 ------------

               NET ASSETS-- 100.0% ...........................................................   $ 23,595,995
                                                                                                 ============

* Non-income producing securities.

See accompanying notes to financial statements.


GW&K GOVERNMENT SECURITIES FUND
PORTFOLIO OF INVESTMENTS
March 31, 1997 (Unaudited)
=============================================================================================================
      PAR                                                                                           MARKET
     VALUE     MORTGAGE-BACKED SECURITIES-- 95.8%                                                    VALUE
-------------------------------------------------------------------------------------------------------------


               FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 35.5%
 $    107,871  Federal National Mortgage Association, 8.75%, 08/01/17.........................   $   112,051
    3,418,874  Federal National Mortgage Association, 9.00%, 09/01/24 thru 03/01/25...........     3,575,192
    1,516,725  Federal National Mortgage Association, 10.00%, 11/01/00 thru 10/01/20..........     1,635,963
      178,326  Federal National Mortgage Association, 10.25%, 05/01/09 thru 03/01/16..........       194,987
    1,122,347  Federal National Mortgage Association, 10.50%, 08/01/00 thru 09/01/20..........     1,224,573
       77,432  Federal National Mortgage Association, 10.75%, 09/01/09 thru 03/01/14..........        86,130
      524,928  Federal National Mortgage Association, 11.00%, 08/01/10........................       580,866
       21,432  Federal National Mortgage Association, 11.25%, 10/01/15........................        24,040
       73,835  Federal National Mortgage Association, 12.00%, 03/01/13 thru 07/01/13..........        84,356
       64,224  Federal National Mortgage Association, 12.25%, 05/01/10 thru 07/01/15..........        72,771
--------------                                                                                   ------------
 $  7,105,994  TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION ...................................   $ 7,590,929
--------------                                                                                   ------------
                    (Amortized Cost $7,626,320)

               GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 32.9%
 $  1,472,879  Government National Mortgage Assoc., 9.50%, 06/15/09 thru 10/15/09.............   $ 1,585,007
       19,936  Government National Mortgage Assoc., 9.75%, 12/15/00 thru 01/15/01.............        20,703
    1,823,760  Government National Mortgage Assoc., 10.00%, 10/15/00 thru 02/20/21............     1,980,433
       59,298  Government National Mortgage Assoc., 10.25%, 05/15/99 thru 02/15/01............        62,053
      536,762  Government National Mortgage Assoc., 10.50%, 06/20/00 thru 10/20/19............       583,114
      615,262  Government National Mortgage Assoc., 11.00%, 12/15/09 thru 01/15/16............       688,553
       29,594  Government National Mortgage Assoc., 11.25%, 01/15/98 thru 04/15/01............        30,913
    1,289,210  Government National Mortgage Assoc., 11.50%, 06/20/99 thru 08/20/19............     1,460,407
      266,483  Government National Mortgage Assoc., 11.75%, 08/15/13..........................       299,050
       22,089  Government National Mortgage Assoc., 12.00%, 08/15/13 thru 09/15/14............        25,541
       43,629  Government National Mortgage Assoc., 12.25%, 04/15/14..........................        49,451
      203,772  Government National Mortgage Assoc., 13.00%, 01/15/11 thru 01/15/15............       237,531
       11,602  Government National Mortgage Assoc., 14.50%, 10/15/12..........................        13,674
--------------                                                                                   ------------
 $  6,394,276  TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION ................................   $ 7,036,430
--------------                                                                                   ------------
                    (Amortized Cost $6,989,007)

               FEDERAL HOME LOAN MORTGAGE CORP. -- 27.4%
 $    516,034  Federal Home Loan Mortgage Corp., 7.50%, 02/01/22..............................   $   516,034
      217,694  Federal Home Loan Mortgage Corp., 9.00%, 07/01/08 thru 12/01/16................       227,819
    1,757,445  Federal Home Loan Mortgage Corp., 9.25%, 12/01/08..............................     1,869,412
      272,794  Federal Home Loan Mortgage Corp., 9.75%, 12/01/08 thru 01/01/10................       291,521
       49,525  Federal Home Loan Mortgage Corp., 10.00%, 01/01/01 thru 03/01/03...............        51,524
    1,188,338  Federal Home Loan Mortgage Corp., 10.25%, 04/01/09 thru 10/01/09...............     1,272,997
      399,448  Federal Home Loan Mortgage Corp., 10.50%, 06/01/00 thru 10/01/19...............       429,393
      294,547  Federal Home Loan Mortgage Corp., 11.00%, 12/01/00 thru 01/01/19...............       321,407
       72,149  Federal Home Loan Mortgage Corp., 11.25%, 09/01/09 thru 11/01/13...............        79,901
      263,635  Federal Home Loan Mortgage Corp., 11.50%, 06/01/11 thru 06/01/19...............       294,849
       93,329  Federal Home Loan Mortgage Corp., 11.75%, 02/01/11 thru 07/01/13...............       104,972
       69,966  Federal Home Loan Mortgage Corp., 12.00%, 12/01/11 thru 02/01/16...............        79,237
      170,646  Federal Home Loan Mortgage Corp., 12.50%, 01/01/10 thru 07/01/15...............       193,287


GW&K GOVERNMENT SECURITIES FUND
PORTFOLIO OF INVESTMENTS (continued)
=============================================================================================================
      PAR                                                                                           MARKET
     VALUE     MORTGAGE-BACKED SECURITIES-- 95.8%                                                    VALUE
-------------------------------------------------------------------------------------------------------------


      108,235  Federal Home Loan Mortgage Corp., 13.00%, 01/01/00 thru 12/01/14...............       123,802
--------------                                                                                   ------------
 $  5,473,785  TOTAL FEDERAL HOME LOAN MORTGAGE CORP. ........................................   $ 5,856,155
--------------                                                                                   ------------
                    (Amortized Cost $5,865,666)
 $ 18,974,055  TOTAL MORTGAGE-BACKED SECURITIES ..............................................   $20,483,514
==============                                                                                   ------------

                    (Amortized Cost $20,480,994)

               CASH EQUIVALENTS -- 2.9%
 $    611,307  Merrimac Cash Fund - Institutional Class (Cost $611,307).......................   $   611,307
--------------                                                                                   ------------

               TOTAL INVESTMENTS AT VALUE-- 98.7%  (Cost $21,092,301).........................   $21,094,821

               OTHER ASSETS AND LIABILITIES, NET-- 1.3% ......................................       271,862
                                                                                                 ------------

               NET ASSETS-- 100% .............................................................   $21,366,683
                                                                                                 ============


THE GANNETT WELSH & KOTLER FUNDS
222 Berkeley Street
Boston, Massachusetts 02116

BOARD OF TRUSTEES
Arlene Zoe Aponte-Gonzalez
Benjamin H. Gannett
Morton S. Grossman
Harold G. Kotler
Timothy P. Neher
Josiah A. Spaulding, Jr.
Allan Tofias

INVESTMENT ADVISER
GANNETT WELSH & KOTLER, INC.
222 Berkeley Street
Boston, Massachusetts 02116
(617) 236-8900

TRANSFER AGENT
COUNTRYWIDE FUND SERVICES, INC.
P.O. Box 5354
Cincinnati, Ohio  45201-5354


SHAREHOLDER SERVICE
Nationwide: (Toll-Free) 888-GWK-FUND
                       (888-495-3863)
RATE LINE
Nationwide: (Toll-Free) 800-852-4052